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Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

        This Prospectus describes the MileageCredit Variable Annuity Contract, a group and individual flexible premium deferred variable annuity contract offered by Protective Life Insurance Company to members of American Airlines' AAdvantage® travel awards program. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose.

        You may allocate your Purchase Payments or transfer Contract Value to one or more of the Sub-Accounts of the Protective Variable Annuity Separate Account. The assets of each Sub-Account will be invested solely in one of the following Funds:

Fidelity® Variable Insurance Products
VIP Mid-Cap Portfolio-SC2*
VIP Growth Portfolio-SC2*
VIP Equity Income Portfolio-SC2*
VIP Contrafund® Portfolio-SC2*
VIP Investment Grade Bond
    Portfolio-SC2*
VIP Index 500-SC2*
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA-SS*
Global Securities Fund/VA-SS*
Capital Appreciation Fund/VA-SS*
Main Street Fund/VA-SS*
High Income Fund/VA-SS*
Money Fund/VA
Strategic Bond Fund/VA-SS*

Van Kampen Life Investment Trust
Aggressive Growth Portfolio Class II
Emerging Growth Portfolio Class II
Enterprise Portfolio Class II
Comstock Portfolio Class II
Growth and Income Portfolio Class II
Government Portfolio Class II
Universal Institutional Funds, Inc.
Equity and Income Portfolio Class II
Goldman Sachs Variable Insurance Trust
CORESM Small Cap Equity Fund
International Equity Fund
Capital Growth Fund
Mid Cap Value Fund
CORESM U.S. Equity Fund
Growth and Income Fund

MFS® Variable Insurance TrustSM
New Discovery Series-SS*
Emerging Growth Series-SS*
Research Series-SS*
Investors Growth Stock Series-SS*
Investors Trust Series-SS*
Utilities Series-SS*
Total Return Series-SS*
Lord Abbett Series Fund
Growth and Income Portfolio
Mid-Cap Value Portfolio
Bond-Debenture Portfolio
Growth Opportunities Portfolio
America's Value Portfolio

*SS and SC denote service class shares

        The value of your Contract will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

        We will award AAdvantage miles to AAdvantage members who purchase a Contract. The AAdvantage miles we award will be based on the amount of the initial Purchase Payment. We may award additional AAdvantage miles for subsequent Purchase Payments.

        We will add an additional amount (a "Credit") to your Contract Value for each Purchase Payment when your cumulative Purchase Payments are $50,000 or more. We will not award AAdvantage miles based on any Credit we add to a Contract Value. The overall expenses for this Contract may be higher than the expenses for a similar contract without AAdvantage miles or a Credit. Over time, the value of the AAdvantage miles and/or the Credit could be more than offset by the higher expenses.

        This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

        Please read this prospectus carefully. Investors should keep a copy for future reference. This prospectus must be accompanied by a current prospectus for each of the Funds.

        The MileageCredit Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is January 2, 2004

DEFINITIONS

        "We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who has been issued a Contract.

        Accumulation Unit:  A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

        Allocation Option:  Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account that are available in this Contract.

        Annuity Commencement Date:  The date as of which the Contract Value, less applicable premium tax, is applied to an Annuity Option.

        Annuity Option:  The payout option under which the Company makes annuity income payments.

        Annuity Unit:  A unit of measure used to calculate the amount of the variable income payments.

        Assumed Investment Return:  The assumed annual rate of return used to calculate the amount of the variable income payments.

        Contract:  The MileageCredit Variable Annuity, a flexible premium, deferred, variable annuity contract.

        Contract Anniversary:  The same month and day as the Effective Date in each subsequent year of the Contract.

        Contract Value:  Prior to the Annuity Commencement Date, the Variable Account value.

        Contract Year:  Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

        Credit:  The amount we add to the Contract Value at the time we accept a Purchase Payment.

        DCA:  Dollar cost averaging.

        Effective Date:  The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

        Fund:  Any investment portfolio in which a corresponding Sub-Account invests.

        Purchase Payment:  The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

        Sub-Account:  A separate division of the Variable Account.

        Valuation Day:  Each day on which the New York Stock Exchange is open for business.

        Valuation Period:  The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

        Variable Account:  The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

        Written Notice:  A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via hand delivery, courier, mail, or facsimile transmission.

FEES AND EXPENSES

        The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Sub-Accounts. The tables do not include premium taxes, which may range up to 3.5% depending on the jurisdiction.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)	8%	*
Transfer Fee	$25	**
*	The surrender charge declines over time. (See "Charges and Deductions.")
**	Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See "Charges and Deductions.")

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES
(other than Fund expenses)

Annual Contract Maintenance Fee	$40	*
Variable Account Annual Expenses (as a % of average Variable Account value)
Contract with Return of Purchase Payment Death Benefit
Mortality and Expense Risk Charge	1.35%
Administration Charge	0.15%
Total Variable Account Annual Expenses	1.50%
*	We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 is more. (See "Charges and Deductions.")

        The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

        The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2002. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.47%	-	6.96	%*
*	The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

        This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account charges and both maximum total annual Fund operating expenses and minimum total annual Fund operating expenses. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

        The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

(1)   If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses**	$1,534	$2,995	$4,360	$7,172
Minimum Fund Expenses**	949	1,331	1,729	2,382

(2)   If you annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses**	$839	$2,429	$3,909	$7,172
Minimum Fund Expenses**	208	643	1,105	2,382
*	You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. (See "Annuitization.")
**	The range of maximum and minimum total annual Fund operating expenses used in this example does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

        Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

SUMMARY

The Contract

What is the MileageCredit Variable Annuity Contract?
The MileageCredit Variable Annuity Contract is a flexible premium deferred variable annuity contract issued by Protective Life. (See "The Contract.") In certain states the Contract is offered as a group contract to eligible persons.
How may I purchase a Contract?	Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts.")

Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")
What are the Purchase Payments?
The minimum initial Purchase Payment is $10,000. We will only accept Purchase Payments before the oldest Owner's 76th birthday and the Annuitant's 76th birthday. We will not accept any Purchase Payment within 3 years of the Annuity Commencement Date then in effect. The minimum subsequent Purchase Payment we will accept is $100 or $50 if the payment is made under our automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments.")
What are AAdvantage miles?
AAdvantage Miles are miles in American Airlines' AAdvantage travel award program that we will award to your account in the AAdvantage program. We will award one (1) AAdvantage Mile for each one dollar ($1.00) of your initial Purchase Payment. We may award additional AAdvantage Miles for subsequent Purchase Payments. American Airlines reserves the right to change AAdvantage program rules, regulations, travel awards and offers at any time without notice, and to end the AAdvantage program upon six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations. American Airlines is not responsible for products or services offered by other participating companies, including Protective Life. For complete AAdvantage program details, visit www.aa.com. Protective Life is not responsible for the AAdvantage program or other products or services offered by American Airlines or other participating companies. The award of AAdvantage Miles typically will have tax consequences with respect to the Contract. (See "AAdvantage Miles" and "Effect of AAdvantage Miles" in this prospectus.)
What are Credits?
Credits are amounts we add to your Contract Value based on your Purchase Payments. If your cumulative Purchase Payments are $50,000 or more when you make a Purchase Payment, we will add an additional amount equal to 1% of your Purchase Payment to your Contract Value. Although Credits are not considered a part of any Purchase Payment, we apply Credits to your Allocation Options in the same proportions as we apply their associated Purchase Payments. (See "Credits".)

Can I cancel the Contract?
You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. Where required, we will refund Purchase Payments. (See "Right to Cancel.")
Can I transfer amounts in the Contract?
Prior to the Annuity Commencement Date, you may request transfers from one Allocation Option to another. At least $100 must be transferred. The Company reserves the right to charge a transfer fee of $25 for each transfer after the 12th transfer during such Contract Year. (See "Transfers.")
Can I surrender the Contract?
Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Partial Surrenders.") Surrenders may have federal and state income tax consequences. (See "Federal Tax Matters.")
Is there a death benefit?
If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. (See "Death Benefit.")
What Annuity Options are available?
Currently, we apply the Contract Value, less any applicable premium tax, to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Some Annuity Options are available on either a fixed or variable payment basis. (See "Annuitization".)
Is the Contract available for qualified retirement plans?
The Contract is not available for use within qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 Plans), and tax sheltered annuity plans.
Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix B to this prospectus and in the Statement of Additional Information.
Other contracts
We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which the Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our administrative office in writing or by telephone.

Federal Tax Status

        Generally all earnings on the Investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from the Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. The award of AAdvantage miles typically will have tax consequences with respect to the Contract (See "Federal Tax Matters").

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

        The Contracts are issued by Protective Life. A Tennessee corporation founded in 1907, Protective Life provides individual life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2002, Protective Life had total assets of approximately $21.8 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $22.0 billion at December 31, 2002.

Protective Variable Annuity Separate Account

        The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

        The following 38 Sub-Accounts of the Variable Account are available in the Contracts:

Fidelity VIP Mid-Cap Portfolio-SC2*
Fidelity VIP Growth Portfolio-SC2*
Fidelity VIP Equity Income Portfolio-SC2*
Fidelity VIP Contrafund® Portfolio-SC2*
Fidelity VIP Investment Grade Bond
    Portfolio-SC2*
Fidelity VIP Index 500-SC2*
Van Kampen Aggressive Growth II*
Van Kampen Emerging Growth II*
Van Kampen Enterprise II*
Van Kampen Comstock II*
Van Kampen Growth and Income II*
Van Kampen Government II*
Van Kampen UIF Equity and Income II*
MFS New Discovery SS*
MFS Emerging Growth SS*
MFS Research SS*
MFS Investors Growth Stock SS*
MFS Investors Trust SS*
MFS Utilities SS*
MFS Total Return SS*

Oppenheimer Aggressive Growth SS*
Oppenheimer Global Securities SS*
Oppenheimer Capital Appreciation SS*
Oppenheimer Main Street SS*
Oppenheimer High Income SS*
Oppenheimer Strategic Bond SS*
Oppenheimer Money Fund
Lord Abbett Growth and Income
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture
Lord Abbett Growth Opportunities
Lord Abbett America's Value
Goldman Sachs International Equity
Goldman Sachs CORESM Small Cap Equity
Goldman Sachs CORESM U.S. Equity
Goldman Sachs Mid Cap Value
Goldman Sachs Growth and Income
Goldman Sachs Capital Growth

*  This Sub-Account invests in a class of Fund shares that pays distribution or service fees under
Rule 12b-1 of the Investment Company Act of 1940. For more information, please see "Other Information about the Funds" and "Distribution of the Contracts" in this prospectus, and the prospectus for the Fund.

This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

Administration

        Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc. or Fidelity Investments Money Management, Inc.; Van Kampen Life Investment Trust managed by Van Kampen Asset Management Inc.; Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Lord Abbett Series Trust, managed by Lord, Abbett & Co.; and Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Shares of these funds are offered only to:

        (1)  the Variable Account;

        (2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

        (3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

        (4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Mid-Cap Portfolio, Service Class 2

        This Fund seeks to provide long-term growth of capital.

VIP Growth Portfolio, Service Class 2

        This Fund sees to achieve capital appreciation.

VIP Equity Income Portfolio, Service Class 2

        This Fund seeks reasonable income and will also consider the potential for capital appreciation by seeking a yield which exceeds the composite yield on the securities comprising the S&P 500 index.

VIP Contrafund® Portfolio, Service Class 2

        This Fund seeks long-term capital appreciation.

VIP Investment Grade Bond Portfolio, Service Class 2

        This Fund seeks the highest level of current income, consistent with the preservation of capital.

VIP Index 500 Portfolio, Service Class 2

        This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's Index (S&P 500).

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II.

        Seeks capital growth.

Emerging Growth Portfolio Class II.

        Seeks capital appreciation.

Enterprise Portfolio Class II.

        Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

Comstock Portfolio Class II.

        Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Growth and Income Portfolio Class II.

        Seeks long-term growth of capital and income.

Government Portfolio Class II.

        Seeks high current return consistent with preservation of capital.

The Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II.

        Seeks both capital appreciation and current income.

MFS® Variable Insurance TrustSM

New Discovery Series Service Class Shares.

        This Fund seeks capital appreciation.

Emerging Growth Series Service Class Shares.

        This Fund seeks to provide long-term growth of capital.

Research Series Service Class Shares.

        This Fund seeks to provide long-term growth of capital and future income.

Investors Growth Stock Series Service Class Shares.

        This Fund seeks to provide long-term growth of capital and future income rather than current income.

Investors Trust Series Service Class Shares.

        This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Utilities Series Service Class Shares.

        This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Total Return Series Service Class Shares.

        This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

Aggressive Growth Fund/VA Service Shares.

        This Fund seeks capital appreciation by investing in "growth type" companies.

Global Securities Fund/VA Service Shares.

        This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

Capital Appreciation Fund/VA Service Shares.

        This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Main Street Fund/VA Service Shares.

        This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

High Income Fund/VA Service Shares.

        This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Money Fund/VA.

        This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA Service Shares.

        This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio.

        This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Mid-Cap Value Portfolio.

        The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Bond-Debenture Portfolio.

        The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunties Portfolio.

        The Fund's investment objective is to seek capital appreciation.

America's Value Portfolio.

        The Fund's investment objective is to seek income and capital appreciation.

Goldman Sachs Variable Insurance Trust

Goldman Sachs International Equity.

        Long-term growth of capital.

Goldman Sachs CORESM Small Cap Equity.

        Long-term growth of capital.

Goldman Sachs CORESM U.S. Equity.

        Long-term growth of capital and dividend income.

Goldman Sachs Mid Cap Value.

        Long-term capital appreciation.

Goldman Sachs Growth and Income.

        Long-term growth of capital and growth of income.

Goldman Sachs Capital Growth.

        Long-term growth of capital.

        There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current Statement of Additional Information for each of the Funds. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Protective Life may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a Purchase Payment allocation, an Owner is allocating prescribed percentages of Purchase Payments to each of the Sub-Accounts comprising the model. Protective Life does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective Life does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective Life may revise the composition of a model portfolio. In this event, Protective Life will not change an Owner's existing Purchase Payment allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her Purchase Payment allocation or percentages to reflect a revised or different model, he or she must submit new allocation instructions. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

Other Information about the Funds

        Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

        For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from Fund assets for providing certain distribution and shareholder support services to the Fund. Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or advisor. These percentages differ, and some investment managers or advisors pay us more than other investment managers or advisors. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

        Shares of the Fidelity® Variable Insurance Products, Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Universal Institutional Funds, Inc., and Goldman Sachs Variable Insurance Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of the Fidelity® Variable Insurance Products, Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Universal Institutional Funds, Inc., and Goldman Sachs Variable Insurance Trust monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

        Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

        If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

        The MileageCredit Variable Annuity Contract is a flexible premium deferred variable annuity contract issued by Protective Life to members of American Airlines' AAdvantage travel awards program. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract.

        You may purchase the Contract on a non-qualified basis. You may not purchase it for use within qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment such as individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 Plans), and tax sheltered annuity plans.

Parties to the Contract

Owner.

        The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. Protective Life will only issue a Contract prior to each Owner's 76th birthday.

        The Owner of this Contract may be changed by Written Notice provided:

    (1)
    each new Owner's 76th birthday is after the Effective Date; and

    (2)
    each new Owner's 90th birthday is on or after the Annuity Commencement Date.

        For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.")

Beneficiary.

        The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

                Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

                Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

        If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

        Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights.

Annuitant.

        The Annuitant is the person on whose life annuity income payments may be based. The Owner is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 76th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

        The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant's 90th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

        The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

        To purchase a Contract, you must be a member of American Airlines' AAdvantage travel awards program and you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life, who is also a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. The minimum initial Purchase Payment is $10,000. Protective Life reserves the right to accept or decline a request to issue a Contract.

        If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment and any applicable Credit (less any applicable premium tax) to the Allocation Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment and any applicable Credit to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

        We will only accept Purchase Payments before the oldest Owner's 76th birthday and the Annuitant's 76th birthday. We will not accept any Purchase Payment within 3 years of the Annuity Commencement Date then in effect. The minimum initial Purchase Payment is $10,000. The minimum subsequent Purchase Payment we will accept is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

        Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $1,000,000.

        Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner, Protective Life will terminate deductions under the automatic purchase payment plan. (See "Allocation of Purchase Payments".)

        We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

        You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our administrative office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from Purchase Payments, Credits, or Contract Value, minus an adjustment for any Credits applied. The adjustment for any Credits applied will be the lesser of (1) the value of any Credit(s) at the next price determined after we receive your returned Contract, or (2) the amount of the Credit(s) we added to your Contract Value. Thus, you receive any gain and we bear any loss on any Credit(s) if you decide to cancel your Contract during the right-to-cancel period. The refund amount may be more or less than the aggregate amount of your Purchase Payments up to that time. Where required, we will refund the Purchase Payment. We will not award any AAdvantage Miles if you return your Contract during the right-to-cancel period.

        For Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

        Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

        Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, automated telephone system or via the Internet at www.protective.com. For non-written instructions regarding allocations, we will require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

AAdvantage Miles(1)

        We will award AAdvantage Miles to AAdvantage members who purchase a Contract. The number of AAdvantage Miles we award will be based on the amount of your initial Purchase Payment. We may also award additional AAdvantage Miles based on subsequent Purchase Payments. Whether we award AAdvantage Miles for subsequent Purchase Payments depends in part on whether we continue to participate in the AAdvantage program.

(1)    American Airlines and AAdvantage® are registered trademarks of American Airlines, Inc.

        Currently we will award one AAdvantage Mile for every one dollar ($1) of initial and subsequent Purchase Payments. From time to time, however, we may change the number of AAdvantage Miles we award per dollar of Purchase Payments. The number of AAdvantage Miles we award per dollar of initial Purchase Payments may be different than the number we award per dollar of subsequent Purchase Payments. We may award more or less than one AAdvantage Mile per dollar of a Purchase Payment. We will not award AAdvantage Miles based on the amount of any Credit we add to your Contract Value. You may contact us at any time to find out the number of AAdvantage Miles we are then awarding per dollar of Purchase Payments.

        Within seventy (70) days after we receive your acknowledgement that you received your Contract, we will report to the AAdvantage program the number of AAdvantage Miles to be awarded to your AAdvantage program account. If you return your Contract during the right-to-cancel period, however, we will not award any AAdvantage Miles to you.

        In order to receive AAdvantage Miles in connection with your Contract, you must be enrolled as a member and in good standing in the AAdvantage program at the time we report the number of AAdvantage Miles to be awarded to your AAdvantage program account. If you are not a member in good standing in the AAdvantage program at that time, the AAdvantage program may not credit the

AAdvantage Miles to your AAdvantage program account, or it may cancel or void any AAdvantage Miles that are credited to your AAdvantage program account. Protective Life is not responsible for the AAdvantage program or the actions of AAdvantage program with respect to your AAdvantage program account.

        American Airlines reserves the right to change AAdvantage program rules, regulations, travel awards and offers at any time without notice, including the right to, among other things, (1) modify or cancel any award or offer, (2) change program benefits, mileage levels or rules related to mileage credits or travel awards, or (3) add embargo dates, limit award travel seat availability, or otherwise restrict travel awards or offers. American Airlines may make these changes even if use of accumulated mileage credits or awards is affected. The accumulation of mileage credits does not entitle members to any vested rights. American Airlines further reserves the right to end the AAdvantage program upon six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to government regulations.

American Airlines is not responsible for products or services offered by other participating companies, including the Contract or other products or services offered by Protective Life. For complete AAdvantage program details, visit www.aa.com. Protective Life is not responsible for the AAdvantage program or other products or services offered by American Airlines or other participating companies.

        There is no specific charge for the AAdvantage Miles awarded in connection with the Contract. The total charges for this Contract, however, including mortality and expense risk charges, administration charges and surrender charges, may be higher than the total charges for some variable annuity contracts that do not offer AAdvantage Miles. Over the life of your Contract, the value of the AAdvantage Miles may or may not be more than offset by the higher charges. The fees and charges under this Contract will not be reduced if the AAdvantage program is discontinued. As with all variable annuity products we offer, we expect to make a profit from the overall charges for this Contract. We may use such profits to pay for the AAdvantage Miles. You should consider the total charges for this Contract, any differences in features from other variable annuities that have lower charges, and your investment time horizon when making your annuity purchase decision.

        The award of AAdvantage Miles under the Contract generally will increase the amount of income you are considered to receive when you take a withdrawal from your Contract, surrender the Contract or receive annuity income payments. See "Effect of AAdvantage Miles." In addition, if this Contract is issued to you as a result of an exchange of an existing annuity contract, you may have taxable income as a result of your exchange. See "Exchanges of Annuity Contracts."

Credits

        If your cumulative Purchase Payments are $50,000 or more on the date we accept a Purchase Payment, we will add a Credit to your Contract Value. The Credit will be equal to 1% of the associated Purchase Payment. During the first Contract Year, however, we will aggregate all your Purchase Payments for the purpose of determining the amount of any Credit to be added. If your cumulative Purchase Payments during the first Contract Year are $50,000 or more, the Credit we add will be based on all Purchase Payments during the first Contract Year. It is possible, therefore, that part of the Credit we add during the first Contract Year will be based on prior Purchase Payments.

        We apply Credits to the Allocation Options according to the allocation percentages of the Purchase Payments with which they are associated. If you return this Contract under the Right to Cancel provision, the amount we return to you will not include the dollar amount of any applied Credits. See "Right to Cancel."

        There is no specific charge for the Credit. The total charges for this Contract, including mortality and expense risk charges, administration charges and surrender charges, may be higher than the total charges for some variable annuity contracts that do not offer Credits. Over the life of your Contract, the Credits may or may not be more than offset by the higher charges. As with all variable annuity products we offer, we expect to make a profit from the overall charges for this Contract. We may use any such profits to pay for the Credits. You should consider the total charges for this Contract, any differences in features from other variable annuities that have lower charges, and your investment time horizon when making your annuity purchase decision.

Variable Account Value

Sub-Account Value.

        A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Sub-Account value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Sub-Account value transferred out of the Sub-Account and fees deducted from the Sub-Account.

        The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the appropriate class of Accumulation Units in that Sub-Account on that day. (See "Determination of Accumulation Units," "Determination of Accumulation Unit Value" and "Condensed Financial Information, Accumulation Units.")

Determination of Accumulation Units.

        Purchase Payments and associated Credits allocated and amounts transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments and associated Credits allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

        Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

  •
  surrenders and applicable surrender charges;

  •
  partial surrenders and applicable surrender charges;

  •
  deduction of Credits;

  •
  partial automatic withdrawals;

  •
  transfer from a Sub-Account and any applicable transfer fee;

  •
  payment of a death benefit claim;

  •
  application of the Contract Value to an Annuity Option; and

  •
  deduction of the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event.

Determination of Accumulation Unit Value.

        The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

        The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

  (1)
  is the result of:
    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
  (2)
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

  (3)
  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

        Prior to the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate.

        You must transfer at least $100, or if less, the entire amount in the Allocation Option each time you make a transfer. If after the transfer, the Contract Value remaining in any Allocation Option from which a transfer is made would be less than $100, then we may transfer the entire Contract Value in that Allocation Option instead of the requested amount. We reserve the right to limit the number of transfers to no more than 12 per Contract Year. For each additional transfer over 12 during each Contract Year, we reserve the right to charge a Transfer Fee which will not exceed $25. The Transfer Fee, if any, will be deducted from the amount being transferred. (See "Charges and Deductions — Transfer Fee".)

        Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, automated telephone system or via the Internet at www.protective.com. From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written requests and facsimile transmitted requests for such transfers. We will require a form of personal identification prior to acting on non-written requests and facsimile transmitted requests and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

        After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed.

Reliability of Communications Systems.

        The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Reservation of Rights to Limit Transfers.

        We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions and facsimile transmitted instructions) without prior notice for any Contract or class of Contracts at any time for any reason.

        Excessive transfer activity can disrupt orderly Fund management strategies and increase Fund expenses by causing the following:

  •
  increased trading and transaction costs;

  •
  disruption of planned investment strategies;

  •
  forced and unplanned portfolio turnover;

  •
  lost opportunity costs; and

  •
  large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

In response to excessive trading, we may refuse to honor transfer requests, including transfer requests by a third party acting on behalf of more than one Contract Owner, such as market timing services. We may also refuse to honor transfer requests when we determine, in our sole discretion, that the transfers are harmful to the Funds or Contract Owners as a whole.

Dollar Cost Averaging.

        Prior to the Annuity Commencement Date, you may instruct us by Written Notice to systematically and automatically transfer, on a monthly or quarterly basis, amounts from one Allocation Option to another, except that no transfers may be made into the Oppenheimer Money Fund Sub-Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

        You may make dollar cost averaging transfers on the 1st through the 28th day of each month. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

        There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We may discontinue or modify the terms of dollar cost averaging upon written notice to the Owner.

Portfolio Rebalancing.

        Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

        You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

        There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

Surrender.

        At any time before the Annuity Commencement Date, you may request a surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request by Written Notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at the time. A surrender may have federal and state income tax consequences. (See "Taxation of Partial and Full Surrenders".) A surrender value may be available under certain Annuity Options. (See "Annuitization".) In accordance with SEC regulations, surrenders and partial surrenders are generally payable within 7 calendar days of our receiving Written Notice of your request. (See "Suspension or Delay in Payments".)

Surrender Value.

        The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice requesting surrender and your Contract at our administrative office.

Partial Surrender.

        At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $10,000. You may request a partial surrender by Written Notice or, if we have received your completed Telephone

Withdrawal Authorization Form, by telephone. Partial surrenders by telephone are subject to limitations. We may eliminate partial withdrawals by telephone or change the requirements for partial withdrawals by telephone for any Contract or class of Contracts at any time without prior notice.

        We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

        You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated account(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

        A partial surrender may have federal and state income tax consequences. (See "Taxation of Partial and Full Surrenders".)

Cancellation of Accumulation Units.

        Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account.

Surrender and Partial Surrender Restrictions.

        The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law.

Partial Automatic Withdrawals.

        Currently, Protective Life offers a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. You must meet the following requirements to participate in the plan:

  1.
  Your Contract Value is $20,000 or more;

  2.
  The withdrawals are by electronic funds transfer directly into your account at a qualified financial institution; and

  3.
  Each withdrawal is $50 or more.

        The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract and the Owner should, therefore, consult with his or her tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

        When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. You may select the dollar amount of the withdrawals or you may instruct us to withdraw the amount that will, over the course of each Contract Year, equal 10% of the Contract Value on the prior Contract Anniversary.

        Partial automatic withdrawals may be made on the 1st through the 28th day of each month. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Partial automatic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

        If any partial automatic withdrawal transaction would result in a Contract Value of less than $10,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $10,000 again. The partial automatic withdrawal plan will also terminate in the event that a non-automated partial surrender is made from a Contract participating in the plan. Upon notification of the death of any Owner, we will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

        There is no charge for the partial automatic withdrawal plan. We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you.

DEATH BENEFIT

        If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

        We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner.

Payment of the Death Benefit.

        The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

  (1)
  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or,

  (2)
  the entire interest must be distributed within 5 years of the Owner's death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

Continuation of the Contract by a Surviving Spouse.

        If the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 76th birthday is after the Effective Date and the 90th birthday is after the Annuity Commencement Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

        A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

        If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

        The death benefit provisions of this Contract shall be interpreted to comply with the requirements of §72(s) of the Internal Revenue Code. We reserve the right to endorse this Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Determining the Death Benefit

        The death benefit will equal the greater of:

  (1)
  the Contract Value; or

  (2)
  aggregate Purchase Payments less an adjustment for each surrender.

        The adjustment for each surrender in item (2) is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the surrender, the adjustment will be larger than the amount surrendered.

Example of Death Benefit Calculation

        Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner's death and that the Contract Value before the Partial Surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender	$25,000
	(including applicable surrender charges)
10/1(yy+4)	Purchase Payment	$80,000

        Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that proof of death was provided immediately, and no premium tax is applicable.

        The death benefit payable is the greater of:

  (1)
  Contract Value of $185,000 or,

  (2)
  aggregate Purchase Payments less an adjustment for each surrender*, or $180,000 less $20,000 equals $160,000.

        The death benefit payable is then $185,000.

*
The adjustment for each surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the surrender is 20% of $100,000 or $20,000.

SUSPENSION OR DELAY IN PAYMENTS

        Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

  (1)
  when the New York Stock Exchange is closed; or

  (2)
  when trading on the New York Stock Exchange is restricted; or

  (3)
  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

  (4)
  when the SEC, by order, so permits for the protection of security holders.

SUSPENSION OF CONTRACTS

        If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General.

        We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a full or partial surrender before the Annuity Commencement Date, or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a period certain) are being made. (See "Annuitization, Variable Income Payments.") We do not apply the surrender charge upon annuitization or to the payment of a death benefit.

        In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

Free Withdrawal Amount.

        Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment, but is only available through the partial automatic withdrawal plan. In any subsequent Contract Year the free withdrawal amount is equal to 10% of the Contract Value as of the prior Contract Anniversary. The free withdrawal amount does not apply to full surrenders of a Contract. Withdrawals in excess of the free withdrawal amount in any Contract Year are treated as surrenders. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59 1/2. (See "Taxation of Annuities in General, Taxation of Partial and Full Surrenders.")

Determining the Surrender Charge.

        We calculate the surrender charge by first allocating surrendered Contract Value in excess of any free withdrawal amount to Purchase Payments or portions of Purchase Payments not previously assessed with a surrender charge on a "first-in, first-out" (FIFO) basis. We then allocate any remaining surrendered Contract Value pro-rata to these Purchase Payments. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown below. If the surrendered Contract Value exceeds any free withdrawal amount and if no surrendered Contract Value was allocated to Purchase Payments, we determine the surrender charge on the surrendered Contract Value by applying the surrender charge percentage associated with the most recent Purchase Payment we accepted.

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge as Percentage of Amount Surrendered
0	8.0%
1	8.0%
2	7.0%
3	7.0%
4	6.0%
5	6.0%
6	5.0%
7+	0%

Mortality and Expense Risk Charge

        To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge from the Variable Account. The charge is equal, on an annual basis, to 1.35% of the average daily net assets of the Variable Account attributable to your Contract.

        The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We may incur a profit or a loss from the mortality and expense risk charge. Any profit may be used to finance distribution and other expenses including AAdvantage Miles and Credits.

Administration Charges

        We will deduct an administration charge equal, on an annual basis, to 0.15% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Transfer Fee

        Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

        Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $40 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

        The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds, which accompany this Prospectus.)

Premium Taxes

        Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

Other Taxes

        Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

        We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay the commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.

ANNUITIZATION

Annuity Commencement Date

        On the Effective Date, the Annuity Commencement Date is the oldest Owner's or Annuitant's 90th birthday. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See "Federal Tax Matters".)

        On the Annuity Commencement Date, we will apply your Contract Value, less any applicable charges and premium tax, to the Annuity Option you have selected to determine an annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Changing the Annuity Commencement Date.

        The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date the written request is received by Protective Life, at least 3 years after the most recent Purchase Payment, and no later than either the Owner's or Annuitant's 90th birthday. If the Annuity Commencement Date is within 7 years after the most recent Purchase Payment, the Owner must select an Annuity Option providing either (i) life income with or without a certain period, or (ii) payments for a certain period of at least 10 years.

Fixed Income Payments

        Fixed income payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments

        Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix A for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

        A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after any Purchase Payment. In this case, the surrender charge will be determined as described in the "Charges and Deductions, Surrender Charge" section of this prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

Annuity Units.

        On the Annuity Commencement Date, we will apply the Contract Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments.

        We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

        We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

        The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

  (a)
  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

  (b)
  is the Annuity Unit value for the preceding Valuation Period; and

  (c)
  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

        The AIR is equal to 5%.

        If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

        Refer to Appendix A for an explanation of the variable annuitization calculation.

Exchange of Annuity Units.

        After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month.

Annuity Options.

        You may select an Annuity Option, or change your selection by Written Notice the Company receives no later than 30 days before the Annuity Commencement Date. You may not change your selection of Annuity Option less than 30 days before the Annuity Commencement Date. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Contract Value to fixed income payments under Option B — Life Income with Payments for a 10 Year Certain Period.

        You may select from among the following Annuity Options:

    Option A — Payments For a Certain Period:

          We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

    Option B — Life Income With Or Without A Certain Period:

          Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, payments will stop upon the death of the Annuitant(s), no matter how few or how many payments have been made.

    Additional Option:

          You may use the Contract Value, less applicable premium tax, to purchase any annuity contract that we offer on the date you elect this option.

Minimum Amounts

        If your Contract Value is less than $10,000 on the Annuity Commencement Date, we reserve the right to pay the Contract Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Commencement Date

        In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

        From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance. More detailed information about the calculation of performance information appears in the Statement of Additional Information.

        Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

        The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

        The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

        The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

        Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

        The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

        When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

        Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

        In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

        Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

        Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

Performance Comparisons

        Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable

Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

        Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

        Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

        Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

        All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

        The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

        Protective Life is taxed as a life insurance company under the Internal Revenue Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Internal Revenue Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

        Under existing provisions of the Internal Revenue Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

  (1)
  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

  (2)
  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

  (3)
  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

        The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contact. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Internal Revenue Code and Treasury Department regulations.

Ownership Treatment.

        In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

        The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

        As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

        In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

  (1)
  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

  (2)
  certain Contracts used in connection with structured settlement agreements; and

  (3)
  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

        If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

        The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

        In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." Amounts received under a partial automatic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, "the investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time, reduced by the value of the AAdvantage miles awarded to you under the Contract, less any amounts previously received from the Contract which were not included in income. Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of Annuity Payments

        Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option, adjusted for any period certain or refund feature, when payments begin divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the "investment in the contract" you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

        Once the total amount of the "investment in the contract" is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the "investment in the contract" is recovered, the unrecovered amount generally will be allowed as a deduction.

        There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. You should consult a tax advisor in those situations.

        Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Income Withholding".)

Taxation of Death Benefit Proceeds

        Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

  (1)
  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

  (2)
  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

        After the Annuity Commencement Date, where a guaranteed period exists under an Annuity Option, and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

  (1)
  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered "investment in the contract" at that time; or

  (2)
  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining "investment in the contract" is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

        Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding".)

Assignments, Pledges, and Gratuitous Transfers

        Any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The "investment in the contract" is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Contract Value and the "investment in the contract" at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income.

Effect of AAdvantage Miles

        Protective Life generally will reduce your "investment in the contract" by the value of the AAdvantage Miles awarded to you under the Contract. As a result, the amount includable in income with respect to partial and full surrenders and annuity income payments typically will be greater than the amount that would have been includable in income absent the award of AAdvantage Miles.

        Currently, Protective Life intends to assign a value of $0.00417243 to each mile awarded. Protective Life has used its best judgment in determining the value of each AAdvantage program mile. However, there is no certainty that the IRS would agree with this valuation, and the IRS could determine that the taxable amount of a partial or full surrender, or annuity income payment, is more or less than the amount Protective Life will determine and report to you. Protective Life may periodically change the value it determines for the AAdvantage Miles it awards.

Penalty Tax on Premature Distributions

        There generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  attributable to the Owner's becoming disabled (as defined in the tax law);

  (c)
  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

  (d)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated Beneficiary (as defined in the tax law); or

  (e)
  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Aggregation of Contracts

        In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

        The Contract may be issued as a result of an exchange of an existing annuity contract that you currently own. An exchange of an existing annuity contract for another annuity contract will be tax free if certain requirements are satisfied. However, the value of AAdvantage Miles awarded to you by Protective Life in any such exchange will be includible in income in the year of the exchange to the extent that (1) the sum of the value of this Contract plus the value of the AAdvantage Miles awarded exceeds (2) your investment in your existing annuity contract. In other circumstances, although no amount will be includible in your income as a result of the exchange, your "investment in the contract" will be reduced. In some cases, the award of AAdvantage Miles on the exchange of an annuity contract for the Contract may result in both an amount includible in income and a reduction in your "investment in the contract". You should consult your tax adviser regarding the tax consequences of exchanging your existing annuity contract for the Contract.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

        In the case of Contracts issued to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

FEDERAL INCOME TAX WITHHOLDING

        Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date). Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

GENERAL MATTERS

The Contract

        The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Internal Revenue Code and applicable regulations.

Error in Age or Gender

        When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

        If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

        We will not contest the Contract.

Non-Participation

        The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

        You have the right to assign or transfer a Contract if it is permitted by law. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

        All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

        No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Internal Revenue Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

        At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

        Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

        If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

        To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

        The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

        The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Internal Revenue Code and with applicable regulations.

No Default

        The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

        We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

        IDI does not sell Contracts directly to purchasers. IDI enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

        We pay commissions for sale of the Contracts. We pay commissions as a percentage of Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While commissions may vary, we do not expect them to exceed 8% of any Purchase Payment. As compensation for marketing, training and/or other services provided, we may pay Selling Broker-Dealers asset-based amounts, bonuses, overrides and marketing allowances in addition to ordinary commissions. These payments, which may be different for different Selling Broker-Dealers, will be made by Protective Life or IDI out of their own assets and will not change the amounts paid by Contract owners to purchase, hold or surrender their Contracts. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts.

        We pay commissions to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses. During the years ended December 31, 2000, 2001 and 2002, IDI received $18,424,658, $17,757,922 and $17,990,329, respectively, in commissions and did not retain any of these commissions.

        Additionally, IDI receives fees assessed against shares of many of the Funds attributable to the Contracts. These Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the class of shares sold to certain Sub-Accounts. The plans permit these Funds to pay fees out of their assets to broker-dealers that distribute that class of shares. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Contracts on IDI's behalf.

        We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Inquiries

        You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

IMSA

        Protective Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

        Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position.

VOTING RIGHTS

        In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

        The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

        The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

        Shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

        Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

        The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2002 and 2001 and the related statements of operations and changes in net assets for the years then ended as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

        The audited consolidated balance sheets for Protective Life as of December 31, 2002 and 2001 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years in the period ended December 31, 2002 and the related financial statement schedules as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

EXPLANATION OF THE VARIABLE ANNUITIZATION CALCULATION

        Assuming a Contract Value (less applicable charges and premium taxes) of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

        There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Contract Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Contract Value Before Payment	Payment Made	Contract Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

        Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

        The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

        Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

        A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Contract Value after Payment," above.

A-1

APPENDIX B

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

        The date of inception of each of the Sub-Accounts available in the MileageCredit Variable Annuity Contract is as follows:

March 14, 1994 —	Oppenheimer Money Fund
Goldman Sachs International Equity
Goldman Sachs CORESM Small Cap Equity
Goldman Sachs CORESM U.S. Equity
Goldman Sachs Growth and Income
June 13, 1995 —	Goldman Sachs Capital Growth
October 1, 2000 —	Van Kampen Aggressive Growth II
May 1, 2002 —	Lord Abbett Growth and Income
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture
June 1, 2003 —	Lord Abbett Growth Opportunities
Lord Abbett America's Value
MFS Emerging Growth SS
MFS Research SS
MFS Investors Trust SS
MFS Investors Growth Stock SS
MFS Total Return SS
MFS New Discovery SS
MFS Utilities SS
Oppenheimer Aggressive Growth SS
Oppenheimer Capital Appreciation SS
Oppenheimer Main Street SS
Oppenheimer Strategic Bond SS
Oppenheimer Global Securities SS
Oppenheimer High Income SS
Van Kampen Emerging Growth II
Van Kampen Enterprise II
Van Kampen Comstock II
Van Kampen Growth and Income II
Van Kampen Government II
Van Kampen UIF Equity and Income II
January 2, 2004 —	Fidelity VIP Mid-Cap Portfolio-SC2
Fidelity VIP Growth Portfolio-SC2
Fidelity VIP Equity Income Portfolio-SC2
Fidelity VIP Contrafund® Portfolio-SC2
Fidelity VIP Investment Grade Bond Portfolio-SC2
Fidelity VIP Index 500-SC2
Goldman Sachs Mid Cap Value

Accumulation Units

        The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the MileageCredit Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the class of Accumulation Units offered in the MileageCredit Variable Annuity. Only the class of Accumulation Units available in the MileageCredit Variable Annuity Contract are shown in the following tables. For charges associated with this class of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus.

        You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values*

Sub-Account	2001	2002

Fidelity
VIP Mid-Cap Portfolio-SC2	—	—
VIP Growth Portfolio-SC2	—	—
VIP Equity Income Portfolio-SC2	—	—
VIP Contrafund® Portfolio-SC2	—	—
VIP Investment Grade Bond Portfolio-SC2	—	—
VIP Index 500-SC2	—	—
Van Kampen
Aggressive Growth II	4.64	3.08
Emerging Growth II	—	—
Enterprise II	—	—
Comstock II	—	—
Growth and Income II	—	—
Government II	—	—
UIF Equity and Income II	—	—
MFS
Emerging Growth SS	—	—
Research SS	—	—
Investors Trust SS	—	—
Investors Growth Stock SS	—	—
Total Return SS	—	—
New Discovery SS	—	—
Utilities SS	—	—
Oppenheimer
Money Fund	1.30	1.30
Aggressive Growth SS	—	—
Capital Appreciation SS	—	—
Main Street SS	—	—
Strategic Bond SS	—	—
Global Securities SS	—	—
High Income SS	—	—
Lord Abbett
Growth and Income	—	8.10
Mid-Cap Value	—	8.40
Bond-Debenture	—	10.31
Growth Opportunities	—	—
America's Value	—	—
Goldman Sachs
International Equity	13.65	10.97
CORESM Small Cap Value	18.68	17.17
Capital Growth	21.39	15.93
CORESM U.S. Equity	23.70	18.07
Growth and Income	16.84	14.72
Mid Cap Value	—	—

*	Accumulation Unit values are rounded to the nearest whole cent.

Accumulation Units Outstanding**

	2001	2002
Fidelity
VIP Mid-Cap Portfolio-SC2	—	—
VIP Growth Portfolio-SC2	—	—
VIP Equity Income Portfolio-SC2	—	—
VIP Contrafund® Portfolio-SC2	—	—
VIP Investment Grade Bond Portfolio-SC2	—	—
VIP Index 500-SC2	—	—
Van Kampen
Aggressive Growth II	890	791
Emerging Growth II	—	—
Enterprise II	—	—
Comstock II	—	—
Growth and Income II	—	—
Government II	—	—
UIF Equity and Income II	—	—
MFS
Emerging Growth SS	—	—
Research SS	—	—
Investors Trust SS	—	—
Investors Growth Stock SS	—	—
Total Return SS	—	—
New Discovery SS	—	—
Utilities SS	—	—
Oppenheimer
Money Fund	431,932	798,599
Aggressive Growth SS	—	—
Capital Appreciation SS	—	—
Main Street SS	—	—
Strategic Bond SS	—	—
Global Securities SS	—	—
High Income SS	—	—
Lord Abbett
Growth and Income	—	2,941
Mid-Cap Value	—	567
Bond-Debenture	—	346
Growth Opportunities	—	—
America's Value	—	—
Goldman Sachs
International Equity	393	670
CORESM Small Cap Value	—	135
Capital Growth	129	357
CORESM U.S. Equity	1,003	2,085
Growth and Income	379	1,329
Mid Cap Value	—	—

**	Accumulation Units are rounded to the nearest unit.

      Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

        Please send me a free copy of the Statement of Additional Information for the MileageCredit Variable Annuity Contract.

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TABLE OF CONTENTS
DEFINITIONS
FEES AND EXPENSES
SUMMARY
  The Contract
  Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
  Protective Life Insurance Company
  Protective Variable Annuity Separate Account
  Administration
  The Funds
  Fidelity® Variable Insurance Products
  Van Kampen Life Investment Trust
  The Universal Institutional Funds, Inc.
  MFS® Variable Insurance TrustSM
  Oppenheimer Variable Account Funds
  Lord Abbett Series Fund, Inc.
  Goldman Sachs Variable Insurance Trust
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
  The Contract
  Parties to the Contract
  Issuance of a Contract
  Purchase Payments
  Right to Cancel
  Allocation of Purchase Payments
  AAdvantage Miles(1)
  Credits
  Variable Account Value
  Transfers
  Surrenders and Partial Surrenders
DEATH BENEFIT
  Determining the Death Benefit
Example of Death Benefit Calculation
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
  Surrender Charge (Contingent Deferred Sales Charge)
  Mortality and Expense Risk Charge
  Administration Charges
  Transfer Fee
  Contract Maintenance Fee
  Fund Expenses
  Premium Taxes
  Other Taxes
  Other Information
ANNUITIZATION
  Annuity Commencement Date
  Fixed Income Payments
  Variable Income Payments
  Annuity Options.
  Minimum Amounts
  Death of Annuitant or Owner After Annuity Commencement Date
YIELDS AND TOTAL RETURNS
  Yields
  Total Returns
  Standardized Average Annual Total Returns
  Non-Standard Average Annual Total Returns
  Performance Comparisons
  Other Matters
FEDERAL TAX MATTERS
  Introduction
  The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
  Tax Deferral During Accumulation Period
  Taxation of Partial and Full Surrenders
  Taxation of Annuity Payments
  Taxation of Death Benefit Proceeds
  Assignments, Pledges, and Gratuitous Transfers
  Effect of AAdvantage Miles
  Penalty Tax on Premature Distributions
  Aggregation of Contracts
  Exchanges of Annuity Contracts
  Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
  The Contract
  Error in Age or Gender
  Incontestability
  Non-Participation
  Assignment or Transfer of a Contract
  Notice
  Modification
  Reports
  Settlement
  Receipt of Payment
  Protection of Proceeds
  Minimum Values
  Application of Law
  No Default
DISTRIBUTION OF THE CONTRACTS
  Inquiries
IMSA
LEGAL PROCEEDINGS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A
EXPLANATION OF THE VARIABLE ANNUITIZATION CALCULATION
EXPLANATION OF THE COMMUTED VALUE CALCULATION
APPENDIX B
CONDENSED FINANCIAL INFORMATION
  Sub-Accounts
  Accumulation Units